                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of report (Date of earliest event reported)   June 15, 2005
                                                   -----------------------------

                                    SPSS Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     000-22194                36-2815480
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors of SPSS Inc. ("SPSS" or the "Company") approved the SPSS Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to approval by the SPSS stockholders at the 2005 Annual Meeting of Stockholders. The SPSS stockholders approved the Stock Purchase Plan at the 2005 annual meeting of stockholders on June 15, 2005.

Set forth below is a summary of the material terms of the Stock Purchase Plan. This summary is qualified in its entirety by reference to the complete text of the Stock Purchase Plan, which is attached as Exhibit 10.55 to this Current Report on Form 8-K.

Administration

The compensation committee of the Company's board of directors administers the Stock Purchase Plan and has full authority to both interpret and construe any provision of the Stock Purchase Plan and the rights granted under it. Any action which may be taken by the compensation committee under the Stock Purchase Plan may be taken instead by the full board of directors.

Eligibility and Participation

An SPSS employee who is employed by the Company or any subsidiary on the first day of a contribution period and who is employed more than twenty (20) hours per week and more than five (5) months in any calendar year is eligible to participate in the Stock Purchase Plan. However, an employee will not be eligible to participate in the Stock Purchase Plan if: (i) upon receipt of an option under the Stock Purchase Plan, the employee would own, directly or indirectly, SPSS common stock constituting five percent (5%) or more of the total combined voting power of the equity securities of the Company, its parent or its subsidiaries; or (ii) upon receipt of an option under the Stock Purchase Plan, the option granted to the employee would permit the employee's right to purchase shares of SPSS common stock under the Stock Purchase Plan, and under any other Section 423(b) employee stock purchase plans of SPSS, its parent or any subsidiary, to accrue at a rate which exceeds $25,000 of fair market value of such shares of SPSS common stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Share Reserve and Adjustment

There are 500,000 shares of SPSS common stock authorized for issuance over the term of the Stock Purchase Plan. The compensation committee will make appropriate adjustments to the number of shares available under the Stock Purchase Plan and the maximum number of shares a participant may purchase under the Stock Purchase Plan in the event any change is made to the outstanding shares of SPSS common stock by reason of a recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration.

Purchases under the Stock Purchase Plan

Shares of SPSS common stock are offered for purchase under the Stock Purchase Plan through a series of six-month contribution periods extending from January 1 through June 30 and July 1 through December 31 of each year. During contribution periods, participants accrue the right to purchase shares of SPSS common stock based upon how much of their earnings they elect to withhold under the Stock Purchase Plan. Employees who participate in the Stock Purchase Plan may elect to have between one percent (1%) and fifteen percent (15%) of their gross earnings withheld and applied to the purchase of shares of SPSS common stock on the last day of each contribution period. Employees will be eligible to participate in each contribution period in which they qualify as an eligible employee on the first day of the contribution period.

On the first day of each contribution period, SPSS will grant each participant in the Stock Purchase Plan an option to purchase, on the last day of the contribution period, a maximum of 4,000 shares of SPSS common stock. Each participant who continues to qualify as an eligible employee at the end of the contribution period will be entitled to exercise the option to the extent of the participant's accumulated payroll deductions for such contribution period. In the event that a participant's accumulated payroll deductions on the last day of the contribution period would enable the participant to purchase more than 4,000 shares of SPSS common stock, the excess of the amount of payroll deductions over the aggregate purchase price of 4,000 shares of SPSS common stock shall be promptly refunded to the participant by SPSS, without interest.

The purchase price per share of SPSS common stock will equal the lesser of (i) 85% of the fair market value of the SPSS common stock on the first business day of the contribution period, or (ii) 85% of the fair market value of the SPSS common stock on the last business day of the contribution period.

Each participant who continues to qualify as an eligible employee on the last business day of a contribution period will be deemed to have automatically exercised its option on the last business day of the contribution period and will be deemed to have purchased from SPSS the number of full shares of SPSS common stock as the participant's payroll deductions will pay for on such date, subject to the 4,000-share purchase limit. If a participant does not qualify as an eligible employee on the last business day of a contribution period, the participant will be ineligible to exercise the option. Unused payroll deductions remaining in a participant's account on the last business day of a contribution period will be refunded to the participant, without interest.

Commencement of Participation in the Stock Purchase Plan

An eligible employee may commence participation in the Stock Purchase Plan by delivering to SPSS a payroll deduction authorization form at least fifteen (15) days prior to the commencement of the contribution period in which the eligible employee would like to commence participation in the Stock Purchase Plan. SPSS will deduct the amount elected by the participant from the participant's pay and will accumulate and hold, for each participant's account, the amount deducted. No interest will be paid on the amounts accumulated and held by SPSS.

Withdrawal

Participants may withdraw from the Stock Purchase Plan, in whole but not in part, at any time prior to the last business day of a contribution period by delivering a withdrawal notice to SPSS at least fifteen (15) days prior to the termination of the contribution period. Upon receipt of a withdrawal notice, SPSS will promptly refund the entire balance of the former participant's deductions not previously used to purchase shares of SPSS common stock under the Stock Purchase Plan. To re-enter the Stock Purchase Plan, an eligible employee who has previously withdrawn must file a new payroll deduction authorization form.

Stockholder Rights and Purchase Right Transferability

Neither the granting of an option to a participant nor the deduction from the participant's pay will qualify the participant to receive any stockholder rights with respect to shares of SPSS common stock covered by an option until the shares of common stock have actually been purchased on the participant's behalf in accordance with the provisions of the Stock Purchase Plan. The participant's option is exercisable only by the participant and is not assignable or transferable by the participant.

Amendment and Termination

The compensation committee may amend the Stock Purchase Plan at any time. However, without the approval of SPSS stockholders, no amendment may (i) increase the number of shares of SPSS common stock that may be issued under the Stock Purchase Plan, (ii) materially modify the requirements for eligibility to participate in the Stock Purchase Plan, (iii) affect any right or obligation with respect to any grant previously made, unless required by law, or (iv) cause Rule 16b-3 promulgated under the Securities Exchange Act of 1934 to become inapplicable to the Stock Purchase Plan.

Unless sooner terminated by the Company's board of directors, the Stock Purchase Plan will terminate upon the earlier of April 28, 2015 or the date on which all shares of SPSS common stock available for issuance under the Stock Purchase Plan have been purchased. If, on any particular date, the aggregate number of shares of SPSS common stock to be purchased pursuant to outstanding options under the Stock Purchase Plan exceeds the number of shares of SPSS common stock available for issuance under the Stock Purchase Plan, the available shares of SPSS common stock will be allocated among participants on a uniform and nondiscriminatory basis, and excess payroll deductions of each participant will be refunded to participants without interest.

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits.

             10.55    The SPSS Inc. Employee Stock Purchase Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS INC.

                                        By:   /s/ Raymond H. Panza
                                              ----------------------------------
                                              Raymond H. Panza
                                              Executive Vice President,
                                              Corporate Operations,
                                              Chief Financial Officer,
Dated: June 15, 2005                          and Secretary